                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             September 23, 1997
                                                             ------------------

                                 FIRST USA BANK
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             (Exact name of registrant as specified in its charter)

             (Originator of The FIRST USA CREDIT CARD MASTER TRUST)



          Delaware                    333-24227                 76-0039224
         ----------                  -----------               ------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
  of incorporation or                                     Identification Number)
      organization)


201 North Walnut Street, Wilmington, Delaware                    19801
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(Address of principal executive offices)                      (Zip Code)


                  302/594-4117
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Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.    Other Events

     On September 23, 1997, First USA Bank (the "Bank"), a wholly owned subsidiary of First USA Financial, Inc., which is a wholly owned subsidiary of Banc One Corporation, completed the securitization of approximately $939,760,000 of credit card receivables.

     First USA Credit Card Master Trust Series 1997-8 consists of
$780,000,000 Class A Floating Rate Asset Backed Certificates, and $70,482,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately ten years. Series 1997-8 also consists of $89,278,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

     First USA Bank services the receivables that are included in the securitization and will continue to service the account associated with such receivables following the securitization.

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits

          (a) Not applicable

          (b) Not applicable

          (c) Exhibits

     1.1. Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-8, dated as of August 22, 1997, between First USA Bank and Bear, Stearns & Co. Inc., as Representative of the Underwriters set forth herein.

     1.2 Amended and Restated Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-8, dated as of September 10, 1997, between First USA Bank and Bear, Stearns & Co. Inc., as Representative of the Underwriters set forth therein.

     99.1 Series 1997-8 Supplement, dated as of September 23, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK
                                            As Servicer



                                            By: /s/ Peter W. Atwater
                                                -------------------------------
                                                    Peter W. Atwater
                                                    Executive Vice President





Date:  September 30, 1997
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

                                  EXHIBIT INDEX

Exhibit No.                        Description                        Page No.
-----------                        -----------                        --------
   1.1        Underwriting Agreement of First USA Credit Card
              Master Trust, Series 1997-8, dated as of
              August 22, 1997, between First USA Bank and Bear,
              Stearns & Co. Inc., as Representative of the
              Underwriters set forth therein.

   1.2        Amended and Restated Underwriting Agreement of
              First USA Credit Card Master Trust, Series 1997-8, dated as of September 10, 1997, between First USA
              Bank and Bear, Stearns Securities Inc., as
              Representative of the Underwriters set forth therein.

  99.1        Series 1997-8 Supplement, dated as of September
              23, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York
              (Delaware), as Trustee